Aztlan Global Stock Selection DM SMID ETF

Schedule of Investments

as of April 30, 2024 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Auto Parts & Equipment - 4.3%
Toyo Tire Corporation	65,472	$1,242,331

Banks - 4.2%
Rakuten Bank Ltd.(a)	59,831	1,218,558

Chemicals - 11.0%
Evonik Industries AG	51,501	1,076,299
Olin Corp.	17,323	905,647
Resonac Holdings Corp.	55,638	1,211,297
		3,193,243

Commercial Services - 3.7%
Wise PLC - Class A(a)	110,472	1,074,108

Diversified Financial Services - 3.1%
Evercore, Inc. - Class A	4,990	905,685

Electric - 4.3%
Hokkaido Electric Power Co., Inc.	172,473	1,229,719

Electrical Components & Equipment - 7.3%
Encore Wire Corp.	3,216	898,422
GS Yuasa Corp.	64,674	1,224,928
		2,123,350

Electronics - 4.3%
Dexerials Corp.	32,504	1,230,015

Engineering & Construction - 3.7%
Maire Tecnimont SpA	128,555	1,070,799

Entertainment - 6.8%
Cinemark Holdings, Inc.(a)	52,856	905,952
CTS Eventim AG & Co. KGaA	12,046	1,071,637
		1,977,589

Food - 7.4%
Marks & Spencer Group PLC	333,346	1,067,702
NH Foods Ltd.	32,458	1,069,455
		2,137,157

Gas - 3.1%
Southwest Gas Holdings, Inc.	12,118	904,245

Healthcare-Products - 7.9%
Ansell Ltd.	72,125	1,198,493
DiaSorin SpA	10,645	1,080,628
		2,279,121

Healthcare-Services - 3.6%
HealthEquity, Inc.(a)	13,377	1,055,579

Internet - 7.1%
CyberAgent, Inc.	182,865	1,150,074

Maplebear, Inc.(a)	26,313	898,063
		2,048,137

Oil & Gas - 3.7%
Rubis SCA	30,874	1,072,897

Retail - 6.8%
Gap, Inc.	44,039	903,680
Zalando SE(a)	40,599	1,070,508
		1,974,188

Software - 6.8%
Darktrace PLC(a)	142,491	1,074,798
Teradata Corp.(a)	23,908	886,987
		1,961,785
TOTAL COMMON STOCKS (Cost $28,295,021)		28,698,506

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23%(b)	50,909	50,909
TOTAL SHORT-TERM INVESTMENTS (Cost $50,909)		50,909

TOTAL INVESTMENTS - 99.3% (Cost $28,345,930)		$28,749,415
Other Assets in Excess of Liabilities - 0.7%		191,512
TOTAL NET ASSETS - 100.0%		$28,940,927

Percentages are stated as a percent of net assets.

AG – Aktiengesellschaft

KGaA - Kommanditgesellschaft auf Aktien

PLC - Public Limited Company

SCA - Société en commandite par actions

SE - Societas Europaea

SpA - Sociedad por Acciones

(a)	Non-income producing security.
(b)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.

Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024:

Aztlan Global Stock Selection DM SMID ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(a)	$28,698,506	$—	$—	$28,698,506
Money Market Funds	50,909	—	—	50,909
Total Assets	$28,749,415	$—	$—	$28,749,415

(a)   Refer to the Schedule of Investments for industry classifications.